Research and Development License Agreement	9 Months Ended
Sep. 30, 2024
Research And Development License Agreement
Research and Development License Agreement

10. Research and Development License Agreement

On August 7, 2024, the Company and AstraZeneca AB (PUBL) (“AstraZeneca”) entered into a License Agreement, dated August 7, 2024 (the “August 2024 License Agreement”). Pursuant to the August 2024 License Agreement, AstraZeneca agreed to grant a license to the Company under certain intellectual property rights controlled by AstraZeneca related to HK-4 Glucokinase activators AZD1656 and AZD5658 in all indications and myeloperoxidase inhibitor AZD5904 for the treatment, prevention, and prophylaxis of idiopathic male infertility. The Company will be responsible for the development and commercialization of relevant products licensed under the August 2024 License Agreement (the “Licensed Products”).

As consideration for the grant of the license, the Company (i) granted AstraZeneca Common Stock pursuant to a stock issuance agreement (the “Issuance Agreement”), (ii) paid AstraZeneca an up-front payment of $1.5 million, and (iii) is obligated to pay AstraZeneca a percentage (on a tiered basis) of any amounts it may receive in connection with a grant of a sublicense (subject to various customary exceptions). The Issuance Agreement called for the Company to issue AstraZeneca 9,504,465 shares of the Company’s Common Stock. The Issuance Agreement provides AstraZeneca with resale registration rights for such shares. As of September 30, 2024, the Company recorded $1.6 million and $1.5 million in research and development expenses related to the share issuance and upfront payment to AstraZeneca, respectively.

AstraZeneca has been granted a right of first negotiation to develop, manufacture, and commercialize a Licensed Product if the Company receives an offer for, or solicits, a transaction where a third party would obtain the right to develop, manufacture, or commercialize a Licensed Product. If AstraZeneca exercises such right, the parties would negotiate in good faith for an agreed period of time on an exclusive basis.

Either party may terminate the August 2024 License Agreement for material breach (subject to a cure period) or insolvency of the other party. The Company may terminate the August 2024 License Agreement for convenience (in its entirety or on a Licensed Product-by-Licensed Product basis). In addition, AstraZeneca may terminate the August 2024 License Agreement in certain circumstances, including (but not limited to) the Company ceasing development of all Licensed Products (subject to certain exceptions for normal pauses or gaps between clinical studies).

As a result of the above, the Company will no longer fund the development of AZD1656 or AZD5904 under the terms of the Exclusive Funding Agreement, dated March 26, 2021 with St George Street Capital (the “Funding Agreement”). In this regard, the Company previously entered into a deed of amendment amending such Funding Agreement. The parties agreed that the project funding provisions of such Funding Agreement whereby the Company had the right to fund a project or refer other funders to St George Street Capital, were amended to provide that St George Street Capital must still include the Company in any project funding opportunities and requests but may now seek other third party project funders in addition to the Company. See Note 13, Related Party Transactions.